UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

(Amendment No. _________________)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

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[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

CALVERT WORLD VALUES FUND, INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2) Form, Schedule or Registration Statement No.:

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October 13, 2005

Dear Shareholder:

I am writing to inform you of the upcoming joint special meetings for the respective shareholders of Calvert Social Investment Fund, Calvert Social Index Series, Inc., Calvert World Values Fund, Inc. and Calvert Impact Fund, Inc. The formal Notice of Meeting appears on the next page, followed by the detailed proxy statement. The Boards of Trustees/Directors, including myself, believe the proposal is in your best interest and that of your Fund.

Regardless of the number of shares you own, it is important that you take the time to read the enclosed proxy materials, and vote on the proposal as soon as you can. You may vote by mail, by telephone, through the internet, by facsimile, or in person. If you do not cast your vote, you may be contacted by our proxy solicitation service, Computershare Fund Services, or by a Calvert employee. The speedy return of proxy votes will help your Fund avoid additional costs.

I appreciate the time you will take to review this important matter. If we may be of any assistance or if you have any questions about the proposal, please call us at 800-368-2748. Our hearing-impaired shareholders may call 800-541-1524 for a TDD connection.

Sincerely,

Barbara J. Krumsiek
President and Chief Executive Officer
Calvert Group, Ltd.

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Calvert Social Investment Fund
Calvert Social Index Series, Inc.
Calvert World Values Fund, Inc.
Calvert Impact Fund, Inc.

NOTICE OF JOINT SPECIAL MEETINGS OF SHAREHOLDERS
To be held on
December 2, 2005

NOTICE IS HEREBY GIVEN that Joint Special Meetings of Shareholders of Calvert Social Investment Fund, Calvert Social Index Series, Inc., Calvert World Values Fund, Inc. and Calvert Impact Fund, Inc. (each, a "Fund") will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. on Friday, December 2, 2005, for the following purposes:

  For each Fund: To elect the Board of Trustees/Directors for the Fund.

  To transact any other business that may properly come before the Special Meetings or any adjournment or adjournments thereof.

By Order of the Boards of Trustees/Directors,

William M. Tartikoff, Esq.
Vice President

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TABLE OF CONTENTS

Proxy Statement	1
Proposal	2
Other Business	26
Independent Public Accountants	26
Annual and Semi-Annual Reports	28
Shareholder Proposals	28
Delivery of Documents to Shareholders Sharing an Address	28
Voting Information	28
Adjournment	38

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Calvert Social Investment Fund
Calvert Social Index Series, Inc.
Calvert World Values Fund, Inc.
Calvert Impact Fund, Inc.

4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814

PROXY STATEMENT

October 13, 2005

We are sending this proxy statement to you to ask you, as a shareholder of Calvert Social Investment Fund ("CSIF"), Calvert Social Index Series, Inc. ("CSIS"), Calvert World Values Fund, Inc. ("CWVF") and/or Calvert Impact Fund, Inc. ("CIF") (each, a "Fund"), to elect the Board of Trustees/Directors for your Fund. You may vote by mail, by telephone, by facsimile, through a secure internet website, or in person. Your vote is important. Please call 800-368-2748 if you have questions about this proxy.

This statement is furnished in connection with the solicitation of proxies by the Board of Trustees/Directors of each Fund (each, a "Board") to be used at the Joint Special Meetings of Shareholders (the "Special Meeting"). The Special Meeting will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, at 9:00 a.m. on Friday, December 2, 2005, or at such later time or date made necessary by adjournment for the purpose set forth in the Notice of Meeting.

The approximate date on which this proxy statement and form of proxy are first being mailed to shareholders is October 13, 2005.

CSIF is an open-end management investment company that was organized as a Massachusetts business trust on December 14, 1981. CSIF has the following series: Money Market Portfolio, Balanced Portfolio, Bond Portfolio, Equity Portfolio, Enhanced Equity Portfolio, Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund. CWVF is an open-end management investment company that was organized as a Maryland corporation on February 14, 1992. CWVF has the following series: International Equity Fund and Capital Accumulation Fund. CSIS is an open-end management investment company that was organized as a Maryland corporation on April 7, 2000. CSIS has the following series: Calvert Social Index Fund. CIF is an open-end management investment company that was organized as a Maryland corporation on August 10, 2000. CIF has the following series: Calvert Large Cap Growth Fund, Calvert Mid Cap Value Fund and Calvert Small Cap Value Fund. Each series is referred to herein as a "Portfolio."

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PROPOSAL

FOR EACH FUND: TO ELECT THE BOARD OF TRUSTEES/DIRECTORS FOR THE FUND.

Discussion

Pursuant to the Securities and Exchange Commission ("Commission") Final Rule: Investment Company Governance (the "Rule"), 17 CFR Part 270, Release No. IC-26323 (June 23, 2004), the disinterested directors1 of most investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), like the Funds, are required to constitute at least seventy-five percent (75%) of all directors of the fund's board.2 When initially adopted, the Commission designated January 16, 2006, as the compliance date for the Rule. On August 10, 2005, the U.S. Court of Appeals for the District of Columbia Circuit ordered the Commission to suspend the effectiveness of the Rule pending judicial review and granted a stay request by the U.S. Chamber of Commerce. The Board Restructuring (as defined below) is being proposed in anticipation of implementation of the Rule. The Boards of CSIF, CSIS, CWVF and CIF each believe that the Board Restructuring is consistent with good governance and in the best interest of their respective shareholders, as described below, even if the Rule does not become effective.

The Boards of CWVF and CIF, each comprised of a majority of disinterested Directors, do not currently meet the proposed 75% disinterested Director requirement. The Boards of these Funds determined at meetings held in June 2005 that the proposed Restructuring is in their respective shareholders' best interests, both to meet the proposed requirement and to better serve the Funds.

Each Board of Trustees/Directors of CSIF and CSIS already meets the proposed 75% disinterested Director requirement. Each of these Boards, like those of CIF and CWVF, also recognized the benefits anticipated to accrue to the Fund and its shareholders from the addition of the three additional disinterested Directors/Trustees to its Board and the resulting access to the expertise, knowledge and perspective of each of these individuals.

For each Fund, the effect of the proposal, if approved, would be to add to the Fund's Board each of the individuals who currently serves as a Trustee/Director of one or more of the other Funds and who is not already a Fund Trustee/Director (the "Board Restructuring"). If each Fund's nominees are elected as Trustees/Directors of the Fund, the same individuals will constitute the Boards for all of the Funds. For CIF and CWVF, the election of the Board as proposed will enable each Fund to comply with the proposed 75% disinterested director requirement, if and when implemented.

At the Board meeting(s) in June 2005, in discussing the proposed Board Restructuring, each Board noted certain of the benefits that were anticipated to result from having the same individuals serve as Trustees/Directors of CSIF, CSIS, CWVF and CIF. Among these anticipated benefits, the Trustees/Directors considered the enhanced efficiency and productivity of Board meetings that were anticipated to result from the proposed Board Restructuring. Each Board recognized the areas of common interest and focus among CSIF, CSIS, CWVF and CIF, and each viewed the prospect of a Board member's responsibility for oversight of a greater number of socially screened portfolios with the Calvert Family of Funds as consistent with good governance and not likely to adversely affect the Fund or its shareholders.

Each Board also considered the proposed Board Restructuring in terms of the anticipated impact on Fund expenses. Among other factors, each Board noted the additional fees and related expenses of adding additional Trustees/Directors to the Board. Each Board also noted certain economies, for example, relating to preparation and mailing of Board materials and for certain legal fees that could be anticipated to result in reduced costs to the Fund.

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1 In this proxy statement, "disinterested director" refers to a director or trustee who is not an "interested person" of a Fund, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Section 2(a)(19) of the 1940 Act defines "interested person" of a fund to include: (i) any affiliated person of the fund; (ii) any member of the immediate family of any natural person who is an affiliated person of the fund; (iii) any interested person of any investment adviser of or principal underwriter for the fund; (iv) any person, or partner or employee of any person, who acted as legal counsel for the fund during the last two completed fiscal years of the fund; (v) any person who executed portfolio transactions for the fund or loaned money or property to the fund during the past six months, or any affiliated person of such a person; and (vi) any natural person who the Commission has determined is an interested person because of his or her material business or professional relationship with the fund during the past two years.

2 This governance requirement is effected by making it a condition of ten commonly used exemptive rules that allow funds to engage in transactions that would otherwise by prohibited under the 1940 Act and that present conflicts of interest between the fund and its investment manager. This new requirement expands upon the fund governance amendments adopted by the Commission in 2001, which require that any fund that relies upon those exemptive rules must have a governance structure that provides, among other things, for a board that has a majority of disinterested directors.

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Each Fund's Board, and its disinterested Trustees/Directors acting as the nominating committee of the Fund, unanimously approved the nominees for the Fund, who are listed below.

Thus, the purpose of this proposal is to elect the same Board of Trustees/Directors for each Fund. All of the nominees are currently Trustees/Directors of one or more of the Funds. Each of the nominees elected will serve as a Trustee/Director until a successor is elected and qualified, or until death, retirement, resignation or removal.

The current members of each Board are as follows:
CSIF	CSIS	CWVF	CIF

Disinterested Trustees	Disinterested Directors	Disinterested Directors	Disinterested Directors
Rebecca Adamson	Rebecca Adamson	John G. Guffey, Jr.	Rebecca Adamson
Richard L. Baird, Jr.	Richard L. Baird, Jr.	Terrence J. Mollner, Ed.D.	Miles Douglas Harper, III
Frederick A. Davie, Jr.	Frederick A. Davie, Jr.	Rustum Roy	Joy V. Jones
John G. Guffey, Jr.	John G. Guffey, Jr.	Tessa Tennant
Joy V. Jones	Joy V. Jones
Terrence J. Mollner, Ed.D.	Terrence J. Mollner, Ed.D.
Sydney Amara Morris	Sydney Amara Morris

Interested Trustees	Interested Directors	Interested Directors	Interested Directors
Barbara J. Krumsiek	Barbara J. Krumsiek	Barbara J. Krumsiek	Barbara J. Krumsiek
D. Wayne Silby	D. Wayne Silby	D. Wayne Silby	D. Wayne Silby

Ms. Krumsiek and Messrs. Baird, Guffey and Silby also serve as Trustees/Directors for the Boards of other funds in the Calvert Family of Funds.

Information about each nominee for the proposed Board for each Fund is set forth below:

Nominees

Name, Address and Age	Current Position With Fund(s)	Position Start Date	Principal Occupation(s) During Last 5 Years	# of Calvert Portfolios Currently Overseen	Other Directorships

NOMINEES FOR DISINTERESTED TRUSTEE/DIRECTOR
REBECCA ADAMSON Age: 55	Trustee of CSIF Director of CSIS Director of CIF	1989 2000 2000	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	12 (14 if elected to each Board)	Tom's of Maine Calvert Social Investment Foundation

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Name, Address and Age	Current Position With Fund(s)	Position Start Date	Principal Occupation(s) During Last 5 Years	# of Calvert Portfolios Currently Overseen	Other Directorships

RICHARD L. BAIRD, JR. Age: 57	Trustee of CSIF Director of CSIS	1982 2000

President and CEO of the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.

21 (26 if elected to each Board)
FREDERICK A. DAVIE, JR. Age: 49	Trustee of CSIF Director of CSIS	2001 2001

Vice President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.

				9 (14 if elected to each Board)	Auburn Seminary Community Food & Resource Center FoodChange Faith Center for Community Development
JOHN G. GUFFEY, JR. Age: 47	Trustee of CSIF Director of CSIS Director of CWVF	1982 2000 1992	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	23 (26 if elected to each Board)	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC

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Name, Address and Age	Current Position With Fund(s)	Position Start Date	Principal Occupation(s) During Last 5 Years	# of Calvert Portfolios Currently Overseen	Other Directorships

MILES DOUGLAS HARPER, III Age: 42	Director of CIF	2000	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	3 (14 if elected to each Board)	Bridgeway Funds (11)
JOY V. JONES Age: 55	Trustee of CSIF Director of CSIS Director of CIF	1990 2000 2000	Attorney and entertainment manager in New York City.	12 (14 if elected to each Board)	Chair, Advisory Board of Lienhard School of Nursing, Pace University Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. Age: 60	Trustee of CSIF Director of CSIS Director of CWVF	1982 2000 1992

Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.

				11 (14 if elected to each Board)	Hampshire County United Way Cyberlore Studies, Inc. Calvert Foundation Ben & Jerry's Homemade, Inc.

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Name, Address and Age	Current Position With Fund(s)	Position Start Date	Principal Occupation(s) During Last 5 Years	# of Calvert Portfolios Currently Overseen	Other Directorships

SYDNEY AMARA MORRIS Age: 55	Trustee of CSIF Director of CSIS	1982 2000

She currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI.

Rev. Morris is a graduate of Harvard Divinity School. She serves as Lead Independent Trustee/Director and Board Liaison to the CSIF Advisory Council.

				9 (14 if elected to each Board)
RUSTUM ROY Age: 81	Director of CWVF	1992

Evan Pugh Professor of the Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of Materials, Arizona State University and visiting Professor of Medicine, University of Arizona.

				2 (14 if elected to each Board)	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT Age: 46	Director of CWVF	1992	Chair of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region.	2 (14 if elected to each Board)	Solar Century Company, Ltd. Robeco Sustainable Equity Fund

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Name, Address and Age	Current Position With Fund(s)	Position Start Date	Principal Occupation(s) During Last 5 Years	# of Calvert Portfolios Currently Overseen	Other Directorships

NOMINEES FOR INTERESTED TRUSTEE/DIRECTOR
BARBARA J. KRUMSIEK * Age: 53	Trustee & Senior Vice President of CSIF Director & Senior Vice President of CSIS Director & President of CWVF Director, President & Chair of CIF	1997 2000 1997 2000	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	41 (41 if elected to each Board)	Calvert Foundation
D. WAYNE SILBY, ESQ.* Age: 57	Trustee, Chair & President of CSIF Director, Chair & President of CSIS Director & Chair of CWVF Director of CIF	1982 2000 1992 2000

Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).

				26 (26 if elected to each Board)	Ameritas Acacia Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation

*Ms. Krumsiek is an interested person of each Fund since she is an Officer and Trustee/Director of each Fund's Advisor, Calvert Asset Management Company, Inc. (the "Advisor") and its affiliates. Mr. Silby is an interested person of the Funds since he is a director of the parent company of the Advisor.

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In addition to the Officers mentioned above, the following are also Officers of the Funds:

Name and Date of Birth	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
CATHERINE S. BARDSLEY, Esq. Age: 56	Secretary (CSIF only)	1982	Partner, Kirkpatrick & Lockhart Nicholson, Graham LLP, the CSIF's legal counsel.
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. Age: 46	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY Age: 41	Vice President (CSIF only)	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. Age: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI Age: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT Age: 31	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB Age: 55	Vice President (CSIF only)	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES Age: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.

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Name and Date of Birth	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
HUI PING HO, CPA Age: 40	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. Age: 35	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. Age: 53	Assistant Secretary	2005	Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
CATHERINE P. ROY Age: 49	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. Age: 58	Vice President & Secretary for CSIS, CWVF, & CIF; Vice President & Assistant Secretary for CSIF	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA Age: 53	Treasurer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA Age: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

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Board and Committee Meetings

CALVERT SOCIAL INVESTMENT FUND

During its fiscal year ended September 30, 2005, CSIF held six Board meetings. CSIF has four standing Committees, as discussed further below. CSIF has a Governance Committee that addresses matters of fund governance, including policies on Trustee compensation and on Board and Committee structure and responsibilities. The functions of the Governance Committee of the Board also include those of a Nominating Committee, e.g., initiation and consideration of nominations for the appointment or election of disinterested Trustees. CSIF also has an Audit Committee, whose function includes the following: to approve and recommend to the Board independent public accountants to conduct the annual audit of the Fund's financial statements; review with the Fund's independent public accountants the outline, scope, and results of the annual audit; and review the performance and fees charged by the Fund's independent public accountants for professional services. In addition, the Audit Committee meets with the independent public accountants and representatives of Fund management to review accounting activities and areas of financial reporting and control. During the Fund's past fiscal year, the Governance Committee met four times, and the Audit Committee met five times. The disinterested Trustees of the Board (Ms. Adamson, Mr. Baird, Mr. Davie, Mr. Guffey, Ms. Jones, Dr. Mollner and Rev. Morris) comprise both the Governance Committee and the Audit Committee.

CSIF has a Special Equities Committee that oversees the Special Equities investment program in social venture capital investments, including review, selection, and fair valuation of such investments. Ms. Jones, Rev. Morris and Ms. Krumsiek, and Messrs. Guffey and Silby comprise the Special Equities Committee. It met nine times in the Fund's past fiscal year. CSIF also has a Community Investment Committee to oversee the investments made through the Fund's High Social Impact Investment program. Mr. Baird, Mr. Davie, Ms. Jones and Rev. Morris comprise this Committee. The Community Investment Committee met four times in the Fund's past fiscal year.

CSIF also avails itself of the resources of an Advisory Council regarding communications networks for the Fund and the application and refinement of the Fund's social criteria. The Advisory Council has no power, authority, or responsibility with respect to the management of the Fund or the conduct of the affairs of the Fund. The Advisory Council met two times during the Fund's past fiscal year.

CALVERT SOCIAL INDEX SERIES, INC.

During its fiscal year ended September 30, 2005, CSIS held six Board meetings. CSIS has two standing Committees, as discussed further below. CSIS has a Governance Committee that addresses matters of fund governance, including policies on Director compensation, and on Board and Committee structure and responsibilities. The functions of the Governance Committee of the Board also include those of a Nominating Committee, e.g., initiation and consideration of nominations for the appointment or election of disinterested Directors of the Board. CSIS also has an Audit Committee, whose functions include the following: to approve and recommend to the Board independent public accountants to conduct the annual audit of the Fund's financial statements; review with the Fund's independent public accountants the outline, scope, and results of the annual audit; and review the performance and fees charged by the independent public accountants for professional services. In addition, the Audit Committee meets with the Fund's independent public accountants and representatives of Fund management to review accounting activities and areas of financial reporting and control. During the Fund's past fiscal year, the Governance Committee met four times, and the Audit Committee met five times. The disinterested Directors of the Board (Ms. Adamson, Ms. Jones, Rev. Morris, Messrs. Baird, Davie, and Guffey and Dr. Mollner) comprise both the Governance Committee and the Audit Committee.

CALVERT IMPACT FUND, INC.

During its fiscal year ended September 30, 2005, CIF held five Board meetings. CIF has one standing Committee, as discussed further below. The Audit Committee's function includes the following: to approve and recommend to the Board independent public accountants to conduct the annual audit of the Fund's financial statements; review with the Fund's independent public accountants the outline, scope, and results of the annual audit; and review the performance and fees charged by the independent public accountants for professional services. In addition, the Audit Committee meets with the Fund's independ-

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ent public accountants and representatives of Fund management to review accounting activities and areas of financial reporting and control. The Audit Committee met five times during the Fund's past fiscal year. The disinterested Directors of the Board (Ms. Adamson, Mr. Harper and Ms. Jones) comprise the Audit Committee. The disinterested Directors also function as a Governance Committee (e.g., addressing matters of fund governance, including policies on Director compensation, and Board and Committee structure and responsibilities), as well as a Nominating Committee (e.g., handling initiation and consideration of nominations for the appointment or election of disinterested Directors). The disinterested Directors of the Fund met four times during the Fund's past fiscal year.

CALVERT WORLD VALUES FUND, INC.

During its fiscal year ended September 30, 2005, CWVF held five Board meetings. CWVF has four standing Committees, as discussed further below. The Governance Committee addresses matters of fund governance, including policies on Director compensation, and on Board and Committee structure and responsibilities; the functions of the Governance Committee of the Board also include those of a Nominating Committee, e.g., initiation and consideration of nominations for the appointment or election of disinterested Directors. The Audit Committee's functions include the following: to approve and recommend to the Board independent public accountants to conduct the annual audit of the Fund's financial statements; review with the Fund's independent public accountants the outline, scope, and results of the annual audit; and review the performance and fees charged by the independent public accountants for professional services. In addition, the Audit Committee meets with the Fund's independent public accountants and representatives of Fund management to review accounting activities and areas of financial reporting and control. The Governance Committee and Audit Committees met four times and five times respectively during the Fund's past fiscal year. The disinterested Directors of the Board (Mr. Guffey, Dr. Mollner, Mr. Roy and Ms. Tennant) comprise both the Governance Committee and the Audit Committee. The Community Investment Committee was created to oversee the investments made through the Fund's High Social Impact Investment program in the Calvert Social Investment Foundation. Mr. Roy and Ms. Tennant are the representatives to the Community Investment Committee. The Community Investment Committee met four times during the Fund's past fiscal year. The Special Equities Committee oversees the Special Equities investment program in social venture capital investments, including review, selection, and fair valuation of such investments. Ms. Krumsiek and Messrs. Guffey, Roy, and Silby comprise the Special Equities Committee. The Special Equities Committee met nine times during the Fund's past fiscal year.

Nominating Committee Charter and Nominating Process

The Board of each Fund has adopted a charter for its Nominating Committee (or the Committee performing similar functions) setting forth the Committee's responsibilities. A copy of the Charter is available on the Calvert website at www.calvert.com.

As explained above, the Governance Committee for each of CSIF, CSIS and CWVF, and the disinterested Directors for CIF (who function as a Governance Committee) perform nominating committee functions. Each Committee met four times during the Fund's fiscal year ended September 30, 2005. The Committee of each Fund will consider any candidates for vacancies on the Board from any shareholder of the Fund who has held his or her shares for at least five years. Shareholders of a Fund who wish to nominate a candidate to the Board of the Fund must submit the recommendation in writing to the attention of the respective Fund's Secretary at 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814. The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Trustee/Director.

Each Committee considers candidates through personal and business contacts of the Directors/Trustees. When identifying and evaluating prospective nominees for vacancies on the Board, the Committee considers the background and experience of a candidate, including the integrity and character of the proposed nominee, the proposed nominee's compatibility with the current Directors/Trustees, and any other factors it may determine to be relevant. The Committee also will consider whether the nominee would be an "interested person" of the Fund. Furthermore, the Committee requires each nominee to complete a questionnaire and may require an interview with the nominee. The Committee seeks to apply a search protocol that seeks qualified Board candidates from a variety of areas, which may include but is not limited to the traditional corporate environment, government, academia, private enterprise, non-profit organizations, and professions such as accounting, human resources, and legal services. In the process of searching for qualified persons to serve on the Board, the Committee strives for

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the inclusion of diverse groups, knowledge, and viewpoints.

Communications to the Board

Any shareholder of a Fund who wishes to send a communication to the Fund's Board of Trustees/Directors should send the communication to the attention of the Fund's Secretary at the following address:

Calvert Funds
Attn: [Name of Fund], Secretary
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

All communications should state the Fund to which the communication relates. After reviewing the communication, the Fund's Secretary will forward the communication to the Board of Trustees/Directors.

If a shareholder wishes to send a communication directly to an individual Trustee/Director or to a Committee of the Fund's Board of Trustees/Directors, then the communication should be specifically addressed to such individual Trustee/Director or Committee and sent in care of the Fund's Secretary at the address above. Communications to individual Trustees/Directors or to a Committee sent in care of the Fund's Secretary will be forwarded to the individual Trustee/Director or to the Committee, as applicable.

Ownership of Shares

The following table shows each Board nominee's ownership of Portfolio shares as of June 30, 2005:

CSIF:

CSIF MONEY MARKET

Name of Nominee	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen By Nominee in Calvert Family of Funds
Disinterested Nominees
Rebecca Adamson	$1-$10,000	>$100,000
Richard L. Baird, Jr.	None	>$100,000
Frederick A. Davie, Jr.	None	$10,001-$50,000
John G. Guffey, Jr.	None	>$100,000
Miles Douglas Harper, III	None	$10,001-$50,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner, Ed.D.	>$100,000	>$100,000
Sydney Amara Morris	$1-$10,000	$50,001-$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Nominees
Barbara J. Krumsiek	None	>$100,000
D. Wayne Silby, Esq.	$1-$10,000	>$100,000

=========================================================================

CSIF BALANCED

Name of Nominee	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen By Nominee in Calvert Family of Funds
Disinterested Nominees
Rebecca Adamson	$10,001-$50,000	>$100,000
Richard L. Baird, Jr.	$50,001-$100,000	>$100,000
Frederick A. Davie, Jr.	None	$10,001-$50,000
John G. Guffey, Jr.	$50,001-$100,000	>$100,000
Miles Douglas Harper, III	None	$10,001-$50,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner, Ed.D.	None	>$100,000
Sydney Amara Morris	$1-$10,000	$50,001-$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Nominees
Barbara J. Krumsiek	None	>$100,000
D. Wayne Silby, Esq.	$10,001-$50,000	>$100,000

CSIF BOND

Name of Nominee	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen By Nominee in Calvert Family of Funds
Disinterested Nominees
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	None	>$100,000
Frederick A. Davie, Jr.	$10,001-$50,000	$10,001-$50,000
John G. Guffey, Jr.	$50,001-$100,000	>$100,000
Miles Douglas Harper, III	None	$10,001-$50,000
Joy V. Jones	$10,001-$50,000	>$100,000
Terrence J. Mollner, Ed.D.	None	>$100,000
Sydney Amara Morris	$10,001-$50,000	$50,001-$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Nominees
Barbara J. Krumsiek	None	>$100,000
D. Wayne Silby, Esq.	$10,001-$50,000	>$100,000

CSIF EQUITY

Name of Nominee	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen By Nominee in Calvert Family of Funds
Disinterested Nominees
Rebecca Adamson	$10,001-$50,000	>$100,000
Richard L. Baird, Jr.	$10,001-$50,000	>$100,000

=========================================================================

CSIF EQUITY

Name of Nominee	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen By Nominee in Calvert Family of Funds
Disinterested Nominees
Frederick A. Davie, Jr.	None	$10,001-$50,000
John G. Guffey, Jr.	$10,001-$50,000	>$100,000
Miles Douglas Harper, III	None	$10,001-$50,000
Joy V. Jones	$50,001-$100,000	>$100,000
Terrence J. Mollner, Ed.D.	$1-$10,000	>$100,000
Sydney Amara Morris	$10,001-$50,000	$50,001-$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Nominees
Barbara J. Krumsiek	$10,001-$50,000	>$100,000
D. Wayne Silby, Esq.	$10,001-$50,000	>$100,000

CSIF ENHANCED EQUITY

Name of Nominee	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen By Nominee in Calvert Family of Funds
Disinterested Nominees
Rebecca Adamson	$10,001-$50,000	>$100,000
Richard L. Baird, Jr.	$50,001-$100,000	>$100,000
Frederick A. Davie, Jr.	$10,001-$50,000	$10,001-$50,000
John G. Guffey, Jr.	$50,001-$100,000	>$100,000
Miles Douglas Harper, III	None	$10,001-$50,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner, Ed.D.	None	>$100,000
Sydney Amara Morris	$1-$10,000	$50,001-$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Nominees
Barbara J. Krumsiek	>$100,000	>$100,000
D. Wayne Silby, Esq.	$10,001-$50,000	>$100,000

CALVERT CONSERVATIVE ALLOCATION FUND*

Name of Nominee	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen By Nominee in Calvert Family of Funds
Disinterested Nominees
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	None	>$100,000
Frederick A. Davie, Jr.	None	$10,001-$50,000

=========================================================================

CALVERT CONSERVATIVE ALLOCATION FUND*

Name of Nominee	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen By Nominee in Calvert Family of Funds
Disinterested Nominees
John G. Guffey, Jr.	$10,001-$50,000	>$100,000
Miles Douglas Harper, III	None	$10,001-$50,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner, Ed.D.	None	>$100,000
Sydney Amara Morris	None	$50,001-$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Nominees
Barbara J. Krumsiek	None	>$100,000
D. Wayne Silby, Esq.	None	>$100,000

* Calvert Conservative Allocation Fund commenced operations on April 29, 2005.

CALVERT MODERATE ALLOCATION FUND*

Name of Nominee	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen By Nominee in Calvert Family of Funds
Disinterested Nominees
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	None	>$100,000
Frederick A. Davie, Jr.	None	$10,001-$50,000
John G. Guffey, Jr.	None	>$100,000
Miles Douglas Harper, III	None	$10,001-$50,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner, Ed.D.	None	>$100,000
Sydney Amara Morris	None	$50,001-$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Nominees
Barbara J. Krumsiek	None	>$100,000
D. Wayne Silby, Esq.	None	>$100,000

* Calvert Moderate Allocation Fund commenced operations on April 29, 2005.

=========================================================================

CALVERT AGGRESSIVE ALLOCATION FUND*

Name of Nominee	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen By Nominee in Calvert Family of Funds
Disinterested Nominees
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	None	>$100,000
Frederick A. Davie, Jr.	None	$10,001-$50,000
John G. Guffey, Jr.	None	>$100,000
Miles Douglas Harper, III	None	$10,001-$50,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner, Ed.D.	None	>$100,000
Sydney Amara Morris	None	$50,001-$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Nominees
Barbara J. Krumsiek	None	>$100,000
D. Wayne Silby, Esq.	None	>$100,000

* Calvert Aggressive Allocation Fund commenced operations on June 30, 2005.

CSIS:

CALVERT SOCIAL INDEX FUND

Name of Nominee	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen By Nominee in Calvert Family of Funds
Disinterested Nominees
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	$10,001-$50,000	>$100,000
Frederick A. Davie, Jr.	None	$10,001-$50,000
John G. Guffey, Jr.	$10,001-$50,000	>$100,000
Miles Douglas Harper, III	None	$10,001-$50,000
Joy V. Jones	$1-$10,000	>$100,000
Terrence J. Mollner, Ed.D.	None	>$100,000
Sydney Amara Morris	$1-$10,000	$50,001-$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Nominees
Barbara J. Krumsiek	None	>$100,000
D. Wayne Silby, Esq.	$10,001-$50,000	>$100,000

=========================================================================

CIF:

CALVERT LARGE CAP GROWTH FUND

Name of Nominee	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen By Nominee in Calvert Family of Funds
Disinterested Nominees
Rebecca Adamson	$10,001-$50,000	>$100,000
Richard L. Baird, Jr.	$1-$10,000	>$100,000
Frederick A. Davie, Jr.	None	$10,001-$50,000
John G. Guffey, Jr.	$1-$10,000	>$100,000
Miles Douglas Harper, III	$10,001-$50,000	$10,001-$50,000
Joy V. Jones	$50,001-$100,000	>$100,000
Terrence J. Mollner, Ed.D.	None	>$100,000
Sydney Amara Morris	$1-$10,000	$50,001-$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Nominees
D. Wayne Silby, Esq.	$10,001-$50,000	>$100,000
Barbara J. Krumsiek	$10,001-$50,000	>$100,000

CALVERT SMALL CAP VALUE FUND

Name of Nominee	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen By Nominee in Calvert Family of Funds
Disinterested Nominees
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	None	>$100,000
Frederick A. Davie, Jr.	None	$10,001-$50,000
John G. Guffey, Jr.	$10,001-$50,000	>$100,000
Miles Douglas Harper, III	None	$10,001-$50,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner, Ed.D.	None	>$100,000
Sydney Amara Morris	None	$50,001-$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Nominees
D. Wayne Silby, Esq.	$10,001-$50,000	>$100,000
Barbara J. Krumsiek	$50,001-$100,000	>$100,000

=========================================================================

CALVERT MID CAP VALUE FUND

Name of Nominee	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen By Nominee in Calvert Family of Funds
Disinterested Nominees
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	None	>$100,000
Frederick A. Davie, Jr.	None	$10,001-$50,000
John G. Guffey, Jr.	$10,001-$50,000	>$100,000
Miles Douglas Harper, III	None	$10,001-$50,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner, Ed.D.	None	>$100,000
Sydney Amara Morris	None	$50,001-$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Nominees
D. Wayne Silby, Esq.	$10,001-$50,000	>$100,000
Barbara J. Krumsiek	$50,001-$100,000	>$100,000

CWVF:

CWVF INTERNATIONAL EQUITY FUND

Name of Nominee	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen By Nominee in Calvert Family of Funds
Disinterested Nominees
Rebecca Adamson	$1-$10,000	>$100,000
Richard L. Baird, Jr.	None	>$100,000
Frederick A. Davie, Jr.	None	$10,001-$50,000
John G. Guffey, Jr.	$50,001-$100,000	>$100,000
Miles Douglas Harper, III	None	$10,001-$50,000
Joy V. Jones	$1-$10,000	>$100,000
Sydney Amara Morris	$1-$10,000	$50,001-$100,000
Terrence J. Mollner, Ed.D.	$1-$10,000	>$100,000
Rustum Roy	$50,001-$100,000	>$100,000
Tessa Tennant	>$100,000	>$100,000
Interested Nominees
D. Wayne Silby, Esq.	$50,001-$100,000	>$100,000
Barbara J. Krumsiek	None	>$100,000

=========================================================================

CALVERT CAPITAL ACCUMULATION FUND

Name of Nominee	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen By Nominee in Calvert Family of Funds
Disinterested Nominees
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	None	>$100,000
Frederick A. Davie, Jr.	None	$10,001-$50,000
John G. Guffey, Jr.	$10,001-$50,000	>$100,000
Miles Douglas Harper, III	None	$10,001-$50,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner, Ed.D.	None	>$100,000
Sydney Amara Morris	$1-$10,000	$50,001-$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Nominees
D. Wayne Silby, Esq.	$10,001-$50,000	>$100,000
Barbara J. Krumsiek	None	>$100,000

Compensation of Directors/Trustees

The following tables set forth information describing the compensation of each Director/Trustee for his/her services to the Funds for each Fund's most recent fiscal year ended September 30, 2005. Trustees/Directors not affiliated with the Advisor may elect to defer receipt of all or a percentage of their fees and deem such deferred amounts to be invested in any fund in the Calvert Family of Funds through the Trustees/Directors Deferred Compensation Plan.

=========================================================================

CALVERT SOCIAL INVESTMENT FUND

	Rebecca Adamson		Richard L. Baird, Jr.		Frederick A. Davie, Jr.		John G. Guffey, Jr.
Fund Name	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation) **	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation) **	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation) **	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation) **
CSIF Balanced Portfolio	$10,084	$4,034	$7,379	$3,689	$10,353	$3,854	$7,692	$2,576
CSIF Bond Portfolio	$4,492	$1,797	$3,278	$1,639	$4,602	$1,474	$3,168	$1,037
CSIF Equity Portfolio	$20,161	$8,064	$14,721	$7,360	$20,666	$6,652	$14,331	$4,710
CSIF Money Market Portfolio	$2,912	$1,164	$2,134	$1,067	$2,993	$985	$2,053	$679
CSIF Enhanced Equity Portfolio	$1,350	$540	$988	$494	$1,386	$453	$952	$314
Calvert Conservative Allocation Fund****	$0	$0	$0	$0	$0	$0	$0	$0
Calvert Moderate Allocation Fund****	$0	$0	$0	$0	$0	$0	$0	$0
Calvert Aggressive Allocation Fund****	$0	$0	$0	$0	$0	$0	$0	$0
Total Compensation from Fund Complex***	$50,000		$64,935		$41,000		$79,000

=========================================================================

	Joy V. Jones		Terrence J. Mollner, Ed.D.		Sydney Amara Morris		Barbara J. Krumsiek*
Fund Name	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation) **	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation) **	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)
CSIF Balanced Portfolio	$11,514	$10,363	$10,352	$0	$13,251	$782	$0	$0
CSIF Bond Portfolio	$4,602	$4,142	$4,602	$0	$6,044	$342	$0	$0
CSIF Equity Portfolio	$20,895	$18,806	$20,666	$0	$25,445	$1,543	$0	$0
CSIF Money Market Portfolio	$2,993	$2,694	$2,993	$0	$3,659	$228	$0	$0
CSIF Enhanced Equity Portfolio	$1,386	$1,248	$1,386	$0	$1,697	$105	$0	$0
Calvert ConservativeAllocation Fund****	$0	$0	$0	$0	$0	$0	$0	$0
Calvert Moderate Allocation Fund****	$0	$0	$0	$0	$0	$0	$0	$0
Calvert Aggressive Allocation Fund****	$0	$0	$0	$0	$0	$0	$0	$0
Total Compensation from Fund Complex***	$53,000		$60,000		$51,400		$0

=========================================================================

	D. Wayne Silby, Esq.*
Fund Name	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)**
CSIF Balanced Portfolio	$9,113	$7,047
CSIF Bond Portfolio	$3,545	$2,726
CSIF Equity Portfolio	$16,122	$12,403
CSIF Money Market Portfolio	$2,297	$1,768
CSIF Enhanced Equity Portfolio	$1,064	$818
Calvert Conservative Allocation Fund****	$0	$0
Calvert Moderate Allocation Fund****	$0	$0
Calvert Aggressive Allocation Fund****	$0	$0
Total Compensation from Fund Complex***	$93,750

*Ms. Krumsiek is an interested person of the Fund since she is an Officer and Director of the Advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a Director of the parent company of the Advisor.

**Ms. Adamson, Ms. Jones, Rev. Morris and Messrs. Baird, Davie, Guffey and Silby have chosen to defer a portion of their compensation. As of September 30, 2005, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, was $135,576.79; $231,291.94; $68,702.83; $62,967.18; $50,814.80; $222,670.72; and $268,904.83 for each of them, respectively.

***As of September 30, 2005, the Fund Complex consists of forty-one (41) portfolios. The following Trustees each received an additional payment of up to $1,500 as an annual Advisory Council stipend: Dr. Mollner, Messrs. Baird, Davie and Silby, Ms. Adamson, Ms. Jones and Rev. Morris.

****Calvert Conservative Allocation Fund and Calvert Moderate Allocation Fund each commenced operations on April 29, 2005. Calvert Aggressive Allocation Fund commenced operations on June 30, 2005.

=========================================================================

CALVERT SOCIAL INDEX SERIES, INC.

	Rebecca Adamson		Richard L. Baird, Jr.		Frederick A. Davie, Jr.		John G. Guffey, Jr.
Fund Name	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)**	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)**	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)**	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)**
Calvert Social Index Fund	$1,000	$400	$1,000	$500	$1,000	$313	$1,000	$325
Total Compensation from Fund Complex***	$50,000		$64,935		$41,000		$79,000

	Joy V. Jones		Terrence J. Mollner, Ed.D.		Sydney Amara Morris		Barbara J. Krumsiek*
Fund Name	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation) **	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)**	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)
Calvert Social Index Fund	$1,000	$1,000	$1,000	$0	$1,000	$0	$0	$0
Total Compensation from Fund Complex***	$53,000		$60,000		$51,400		$0

	D. Wayne Silby, Esq.*
Fund Name	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)**
Calvert Social Index Fund	$1,000	$763
Total Compensation from Fund Complex***	$93,750

*Ms. Krumsiek is an interested person of the Funds since she is an Officer and Director of the Advisor and its affiliates. Mr. Silby is an interested person of the Funds since he is a Director of the parent company of the Advisor.

**Ms. Adamson, Ms. Jones, Rev. Morris and Messrs. Baird, Davie, Guffey and Silby have chosen to defer a portion of their compensation. As of September 30, 2005, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, was $135,576.79; $231,291.94; $68,702.83; $62,967.18; $50,814.80; $222,670.72; and $268,904.83 for each of them, respectively.

***As of September 30, 2005 the Fund Complex consists of forty-one (41) portfolios.

=========================================================================

CALVERT WORLD VALUES FUND, INC.

	John G. Guffey, Jr.		Terrence J. Mollner, Ed.D.		Rustum Roy		Tessa Tennant
Fund Name	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)**	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)**
Calvert Capital Accumulation Fund	$4,184	$1,381	$5,673	$0	$4,072	$0	$4,021	$4,021
CWVF International Equity Fund	$9,120	$3,328	$13,327	$0	$9,428	$0	$9,479	$9,479
Total Compensation from Fund Complex	$79,000		$60,000		$13,500		$13,500

	Barbara J. Krumsiek*		D. Wayne Silby, Esq.*
Fund Name	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)**
Calvert Capital Accumulation Fund	*0	*0	$3,426	$3,186
CWVF International Equity Fund	*0	$0	$8,863	$6,640
Total Compensation from Fund Complex***	$0		$93,750

*Ms. Krumsiek is an interested person of the Funds since she is an Officer and Director of the Advisor and its affiliates. Mr. Silby is an interested person of the Funds since he is a Director of the parent company of the Advisor.

**Ms. Tennant and Messrs. Guffey and Silby have chosen to defer a portion of their compensation. As of September 30, 2005, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, was $128,934.52; $222,670.72; and $268,904.83 for each of them, respectively.

***As of September 30, 2005, the Fund Complex consists of forty-one (41) portfolios.

=========================================================================

CALVERT IMPACT FUND, INC.

	Rebecca Adamson		Miles Douglas Harper, III		Joy V. Jones		Barbara J. Krumsiek*
Fund Name	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)**	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)**	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)**	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)
Calvert Large Cap Growth Fund	$9,830	$3,932	$9,830	$9,830	$9,830	$9,830	$0	$0
Calvert Mid Cap Value Fund	$74	$30	$74	$74	$74	$74	$0	$0
Calvert Small Cap Value Fund	$96	$38	$96	$96	$96	$96	$0	$0
Total Compensation from Fund Complex***	$50,000		$10,000		$53,000		$0

	D. Wayne Silby, Esq.*
Fund Name	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)**
Calvert Large Cap Growth Fund	$9,830	$7,421
Calvert Mid Cap Value Fund	$74	$57
Calvert Small Cap Value Fund	$96	$73
Total Compensation from Fund Complex***	$93,750

*Ms. Krumsiek is an interested person of the Funds since she is an Officer and Director of the Advisor and its affiliates. Mr. Silby is an interested person of the Funds since he is a Director of the parent company of the Advisor.

**Ms. Adamson and Ms. Jones and Messrs. Harper and Silby have chosen to defer a portion of their compensation. As of September 30, 2005, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, was $135,576.79; $231,291.94; $46,803.88; and $268,904.83; for each of them, respectively.

*** As of September 30, 2005, the Fund Complex consists of forty-one (41) portfolios.

=========================================================================

 Recommendation

Each Fund's Board recommends that you vote FOR each of its Trustees/Directors listed above.

OTHER BUSINESS

The Boards do not intend to present any other business at the Special Meeting. If, however, any other matters are properly brought before the meeting, William M. Tartikoff, Esq. and Barbara J. Krumsiek will vote on the matters in accordance with their judgment.

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee and the Board of Directors/Trustees of each Fund have approved KPMG LLP ("KPMG") as the independent public accountants for the Fund's fiscal year ending September 30, 2005. Representatives of KPMG are not expected to be present at the Special Meeting, but will have the opportunity to make a statement if they desire to do so. Such representatives will be available if any matter requiring KPMG's presence arises.

Each Fund's Audit Committee is required to pre-approve all audit and non-audit services provided by the independent public accountants to the Fund, to the Advisor, or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund. In determining whether to pre-approve non-audit services, each Fund's Audit Committee considers whether the services are consistent with maintaining the independence of its independent public accountants. Each Fund's Audit Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Audit Committee for each of CSIF, CSIS and CIF has delegated pre-approval authority to the Audit Committee Chair jointly with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. The Audit Committee for CIF has delegated pre-approval authority to the Audit Committee Chair with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Audit Committee for each Fund has pre-approved the retention of the Fund's independent public accountants to provide certain tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the Advisor in each instance.

The following reflects the fees billed in each of the last two fiscal years for professional services rendered by KPMG.

Calvert Social Investment Fund
	Fiscal Year Ended 9/30/05		Fiscal Year Ended 9/30/04
	$	%*	$	% *

(a) Audit Fees	$106,150	0%	$67,650	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for CSIF)	$21,120	0%	$11,550	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$127,270	0%	$79,200	0%

* Percentage of fees approved by CSIF's Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (statutory de minimis waiver of Committee's pre-approval requirement).

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Calvert Social Index Series, Inc.
	Fiscal Year Ended 9/30/05		Fiscal Year Ended 9/30/04
	$	%*	$	% *

(a) Audit Fees	$13,750	0%	$12,650	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for CSIS)	$2,640	0%	$2,310	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$16,390	0%	$14,960	0%

* Percentage of fees approved by Audit Committee of CSIS pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (statutory de minimis waiver of Committee's pre-approval requirement).

 Calvert World Values Fund, Inc.
	Fiscal Year Ended 9/30/05		Fiscal Year Ended 9/30/04
	$	%*	$	% *

(a) Audit Fees	$32,010	0%	$29,700	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for CWVF)	$5,280	0%	$4,620	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$37,290	0%	$34,320	0%

*Percentage of fees approved by CWVF's Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (statutory de minimis waiver of Committee's pre-approval requirement).

Calvert Impact Fund, Inc.
	Fiscal Year Ended 9/30/05		Fiscal Year Ended 9/30/04
	$	%*	$	% *

(a) Audit Fees	$36,850	0%	$13,750	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for CIF)	$7,920	0%	$5,060	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$44,770	0%	$18,810	0%

* Percentage of fees approved by CIF's Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (statutory de minimis waiver of Committee's pre-approval requirement).

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Aggregate Non-Audit Fees to the Funds, the Advisor and Advisor Affiliates

The aggregate non-audit fees billed by KPMG for services rendered to each Fund, and rendered to the Advisor, and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund for each of the last two fiscal years of the Fund:
Fiscal Year Ended 9/30/05		Fiscal Year Ended 9/30/04
$	%*	$	% *
$16,000	0%*	$0	0%*

* Percentage of fees approved by each Fund's Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (statutory de minimis waiver of Committee's requirement to pre-approve).

ANNUAL AND SEMI-ANNUAL REPORTS

The most recent audited Annual and Semi-Annual Reports to Shareholders of the Funds are incorporated by reference into this proxy statement. Copies of the most recent Annual or Semi-Annual Report may be obtained without charge if you:

  write to:
  Calvert Family of Funds
  4550 Montgomery Avenue
  Suite 1000N
  Bethesda, Maryland 20814
  call 800-368-2745
  visit Calvert's website at www.calvert.com

SHAREHOLDER PROPOSALS

The Funds are not required to hold annual shareholder meetings. A Fund shareholder who would like to submit proposals for consideration at the Fund's future shareholder meetings should send written proposals to the Calvert Legal Department, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Only one proxy statement is being delivered to multiple shareholders sharing an address unless the Fund has received contrary instructions. Upon written or oral request, a separate copy of the proxy statement will be delivered to shareholders at a shared address, to which a single copy of the documents was delivered. If you wish to receive a separate proxy statement, or wish to request a single copy of proxy statements in the future (if you are receiving multiple copies), contact the Fund as directed under "Annual and Semi-Annual Reports".

VOTING INFORMATION

Proxies are solicited initially by mail. Additional solicitations may be made by telephone, computer communications, facsimile or other such means, or by personal contact by officers or employees of Calvert and its affiliates or by Computershare Fund Services, a proxy soliciting firm retained for this purpose. By voting as soon as possible, you can save your Fund the expense of follow-up mailings and calls. The respective Funds will be responsible for the pro rata share of the solicitation costs (which include preparing, printing and mailing the proxy materials) estimated to cost approximately $561,600 in the aggregate.

A proxy may be revoked at any time before the meeting or during the meeting by oral or written notice to William M. Tartikoff, Esq., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the proposal.

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Provided that "Quorum" requirements (as defined below) are met, the twelve (12) individuals who receive a plurality of the votes cast by a Fund's shareholders will be elected to the Board of that Fund. All classes and Portfolios of a Fund vote together. "Quorum" means (i) for the Funds other than CSIF, the presence in person or by proxy of shareholders entitled to cast a majority of all of the votes entitled to be cast at the meeting; and (ii) for CSIF, the presence in person or by proxy of shareholders entitled to cast one-fourth of the total number of shares of the Fund entitled to vote at the meeting.

Any abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. A broker non-vote is when a broker holds the shares and the actual owner does not vote and the broker holding the shares does not have the authority to vote the shares. This means that abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present.

Shareholders of each Portfolio of record at the close of business on September 16, 2005 ("Record Date") are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held on that date. As of September 16, 2005, as shown on the books of the applicable Portfolio, there were issued and outstanding:

CSIF:

160,767,965.276 shares of CSIF Money Market Portfolio
20,286,051.475 shares of CSIF Balanced Portfolio
18,34311,697.98 shares of CSIF Bond Portfolio
34,572,164.225 shares of CSIF Equity Portfolio
3,915,570.067 shares of CSIF Enhanced Equity Portfolio
177,038.877 shares of Calvert Conservative Allocation Fund
555,454.551 shares of Calvert Moderate Allocation Fund
126,662.513 shares of Calvert Aggressive Allocation Fund

Total Fund Shares = 238,744,604.964

CSIS:

5,056,761.232 shares of Calvert Social Index Fund

Total Fund Shares = 5,056,761.232

CWVF:

20,636,941.584 shares of CWVF International Equity Fund
6,303,045.787 shares of Calvert Capital Accumulation Fund

Total Fund Shares = 26,939,987.371

CIF:

18,248,372.437 shares of Calvert Large Cap Growth Fund
1,132,484.145 shares of Calvert Mid Cap Value Fund
1,261,124.300 shares of Calvert Small Cap Value Fund

Total Fund Shares = 20,641,980.882

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As of the Record Date, the respective officers and Trustees/Directors of each Fund beneficially owned less than 1% of the outstanding shares of the respective Portfolios.

As of September 16, 2005, to the applicable Fund's knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the class of the Fund's Portfolio(s) as shown:

Fund Name/Portfolio
Name and Address
% of Ownership; Amount of Shares

CSIF:

CSIF Money Market Portfolio

United Mine Workers of America	Fidelity Investments Institutional
Cash Deferred Svgs TR of 1988	Operations Co. as Agent for Certain Employee
c/o Marc Clay	Benefit Plans
2121 K St. NW	100 Magellan Way # KWIC
Washington, DC 20037-1801	Covington, KY 41015
5.81% of Portfolio; 9,345,144.510 shares	5.15% of Portfolio; 8,283,994.150 shares

CSIF Balanced Portfolio

Fidelity Investments Institutional	MLPF&S for the Sole Benefit of Its Customers
Operations Co. as Agent for Certain Employee	Attn: Fund Administration
Benefit Plans	4800 Deer Lake Dr. E FL 3
100 Magellan Way # KWIC	Jacksonville, FL 32246-6484
Covington, KY 41015	9.18% of Class B; 93,645.073 shares
8.03% of Class A; 1,469,802.088 shares

MLPF&S for the Sole Benefit of Its Customers	Bank of New York Trust Co. NA Cust.
Attn: Fund Administration 973U7	FBO The Seattle Foundation
4800 Deer Lake Dr. E FL 3	Attn: Janine Barker
Jacksonville, FL 32246-6484	601 Union Street, Ste. 520
15.26% of Class C; 141,972.901 shares	Seattle, WA 98101-2328
100% of Class I; 35,504.684 shares

CSIF Bond Portfolio

Charles Schwab & Co., Inc.	MLPF&S for the Sole Benefit of Its Customers
Reinvest Account	Attn: Fund Administration 973U7
Attn: Mutual Fund Department	4800 Deer Lake Dr. E FL 3
101 Montgomery Street	Jacksonville, FL 32246-6484
San Francisco, CA 94104-4122	13.13% of Class B; 151,004.699 shares
18.40% of Class A; 2,639,086.175 shares

MLPF&S for the Sole Benefit of Its Customers	Lutheran World Relief, Inc.
Attn: Fund Administration 973U7	700 Light Street
4800 Deer Lake Dr. E FL 3	Baltimore, MD 21230-3850
Jacksonville, FL 32246-6484	6.48% of Class I; 108,335.701 shares
21.64% of Class C; 255,741.409 shares

=========================================================================

A. G. Edwards & Sons, Inc.	Fidelity Investments, Institutional Operations Co.
FBO Fund for Center	As Agent for Certain Employee Benefit Plans
A/C 0307-244977	100 Magellan Way #KW1C
1 N. Jefferson Ave.	Covington, KY 41015-1999
St. Louis, MO 63103-2205	11.16% of Class I; 186,477.541 shares
7.32% of Class I; 122,415.451 shares

EDUCAP Inc.	Prudential Investment Management Service
c/o Linda Skewes	FBO Mutual Fund Clients
1676 International Drive, Ste. 501	Attn: PruChoice Unit
McLean, VA 22102-4847	100 Mullberry Street, 3 Gateway Center FLR 11
11.22% of Class I; 187,638.657 shares	Newark, NJ 07102-4000
15.45% of Class I; 258,249.565 shares

MMATCO LLP Partnership	Calvert Distributors, Inc.
P.O. Box 483	Conservative Allocation
Goshen, IN 46572	Attn: Corp. Accounting
19.13% of Class I; 319,827.120 shares	4550 Montgomery Ave.
Bethesda, MD 20814
Calvert Distributors, Inc.	6.97% of Class I; 116,446.827 shares
Moderate Allocation
Attn: Corp. Accounting
4550 Montgomery Ave.
Bethesda, MD 20814
11.18% of Class I; 186,928.818 shares

CSIF Equity Portfolio

Charles Schwab & Co., Inc.	MLPF&S for the Sole Benefit of Its Customers
Reinvest Account	Attn: Fund Administration
Attn: Mutual Fund Department	4800 Deer Lake Dr. E FL 3
101 Montgomery Street	Jacksonville, FL 32246-6484
San Francisco, CA 94104-4122	9.95% of Class B; 320,460.132 shares
8.02% of Class A; 1,940,694.815 shares

MLPF&S for the Sole Benefit of Its Customers	National Financial SER Corp.
Attn: Fund Administration 976J0	For the Excl Ben of Our Customers
4800 Deer Lake Dr. E FL 3	Attn: Mutual Fds Dept. 5th Fl
Jacksonville, FL 32246-6484	200 Liberty Street 1 World Fin Ctr
17.4% of Class C; 608,625.850 shares	New York, NY 10281
12.03% of Class I; 440,343.819 shares

AIG Federal Savings Bank	Bost & Co.
Custodian FBO Baptist Health South Florida, Inc.	A/C PCFF2307002
403(b) Employee Retirement Plan	c/o Mutual FDS OPS
2929 Allen Parkway L3-00	P.O. Box 3198
Houston, TX 77019-7100	Pittsburgh, PA 15230-3198
9.14% of Class I; 334,419.033 shares	8.82% of Class I; 322,819.357 shares

Caritas Insurance Co. Ltd.	Saint Raphael Master Retirement Trust
c/o Finance Dept., Hospital of Saint Raphael TTEE 1450 Chapel Street	U/A 09/30/02 c/o Finance Dept., Hospital of Saint Raphael 1450 Chapel Street

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New Haven, CT 06511-4405	New Haven, CT 06511-4405
9.86% of Class I; 360,866.667 shares	6.88% of Class I; 251,708.968 shares

State of Wisconsin Deferred Compensation Plan	Daniel W. Boone, III
c/o IPO Portfolio Accounting	Atlanta, GA 30327-2712
P.O. Box 182029	5.04% of Class I; 184,311.680 shares
Columbus, OH 43218-2029
9.64% of Class I; 352,653.665 shares

CSIF Enhanced Equity Portfolio

Charles Schwab & Co. Inc.	Ameritas Life Insurance Corp.
Reinvest Account	P.O. Box 81889
Attn: Mutual Fund Department	Lincoln, NE 68501-1889
101 Montgomery Street	15.15% of Class A; 442,384.667 shares
San Francisco, CA 94104-4122
14.85% of Class A; 433,689.842 shares

MLPF&S for the Sole Benefit of Its Customers	NFS LLC FEBO
Attn: Fund Administration 973U7	NCCF General Trust
4800 Deer Lake Dr. E FL 3	6301 Greentree Road
Jacksonville, FL 32246-6484	Bethesda, MD 20817-3368
9.26% of Class B; 48,050.841 shares	6.98% of Class C; 29,087.763 shares

MLPF&S for the Sole Benefit of Its Customers	Calvert Distributors, Inc.
Attn: Fund Administration 973U7	Conservative Allocation
4800 Deer Lake Dr. E FL 3	Attn: Corp. Accounting
Jacksonville, FL 32246-6484	4550 Montgomery Ave.
17.84% of Class C; 74,372.975 shares	Bethesda, MD 20814
12.48% of Class I; 7,403.985 shares

Calvert Distributors, Inc.	Calvert Distributors, Inc.
Moderate Allocation	Aggressive Allocation
Attn: Corp. Accounting	Attn: Corp. Accounting
4550 Montgomery Ave.	4550 Montgomery Ave.
Bethesda, MD 20814	Bethesda, MD 20814
71.45% of Class I; 42,388.876 shares	16.07% of Class I; 9,534.787 shares

Calvert Conservative Allocation Fund

Calvert Distributors, Inc.	IRA R/O Florence Barrera
Attn: Corporate Accounting	AFSB Custodian
4550 Montgomery Avenue	78 Saint Francis Way
Suite 1000N	Salinas, CA 93906
Bethesda, MD 20814-3363	10.98% of Class A; 12,828.473 shares
28.58% of Class A; 33,402.812 shares

Calvert Distributors, Inc.	Pershing LLC
Attn: Corporate Accounting	Attn: Corporate Accounting
4550 Montgomery Avenue	P.O. Box 2052
Suite 1000N	Jersey City, NJ 07303-2052
Bethesda, MD 20814-3363	5.42% of Class C; 3,259.452 shares
55.44% of Class C; 33,362.063 shares

=========================================================================

Pershing LLC	Morgan Stanley DW Inc.
Attn: Corporate Accounting	Cust for Hannah Quinn-Bleacher
P.O. Box 2052	P.O. Box 250
Jersey City, NJ 07303-2052	New York, NY 10008
5.07% of Class C; 3,053.255 shares	5.17% of Class C; 3,111.239 shares

NFS LLC FEBO
Junia Oliansky
Brooklyn, NY 11230-5667
7.62% of Class I; 4,584.152 shares

Calvert Moderate Allocation Fund

Calvert Distributors, Inc.	MLPF&S for the Sole Benefit of Its Customers
Attn: Corporate Accounting	Attn: Fund Administration 973U7
4550 Montgomery Avenue	4800 Deer Lake Dr. E FL 3
Suite 1000N	Jacksonville, FL 32246-6484
Bethesda, MD 20814-3363	6.18% of Class C; 7,316.666 shares
7.63% of Class A; 33,350.917 shares

Calvert Distributors, Inc.	David L. Eastman
Attn: Corporate Accounting	Cecilia A. Eastman JT Wros
4550 Montgomery Avenue	State College, PA 16803
Suite 1000N	8.10% of Class C; 9,584.665 shares
Bethesda, MD 20814-3363
28.17% of Class C; 33,333.333 shares

Calvert Aggressive Allocation Fund

Calvert Distributors, Inc.	Martha M Cain
Attn: Corporate Accounting	TSA Plan AFSB, Custodian
4550 Montgomery Avenue	Berkeley CA 94705
Suite 1000N	7.63% of Class A; 5,661.331 shares
Bethesda, MD 20814-3363
44.92% of Class A; 33,333.333 shares

Morgan Stanley DW Inc.	NFS LLC FEBO
Cust for Robert C Freese	Bradford Needham / Linda Needham
P.O. Box 250 Church St. Station	P.O. Box 1519
New York, NY 10008	North Plains, OR 97133
5.31% of Class A; 3,941.334 shares	8.50% of Class A; 6,309.148 shares

Calvert Distributors, Inc.	First Clearing, LLC
Attn: Corporate Accounting	A/C 5116-7845
4550 Montgomery Avenue	Barbara E Lee
Suite 1000N	Eugene, OR 97405
Bethesda, MD 20814-3363	19.95% of Class C; 10,465.116 shares
63.54% of Class C; 33,333.333 shares

Robert W. Baird & Co.	LPL Financial Services
A/C 7826-5624	A/C 3926-8627
77 East Wisconsin Ave.	9785 Towne Center Dr

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Milwaukee, WI 53202	San Diego, CA 92121
9.72% of Class C; 5,101.576 shares	5.10% of Class C; 2,677.043 shares

Natasha B Suter
Ithaca, NY 14850-6001
5.53% of Class A; 4,106.128 shares

CSIS:

CSIS Calvert Social Index Fund

Ameritas Life Insurance Corp.	Charles Schwab & Co. Inc.
P.O. Box 81889	Reinvest Acct
Lincoln, NE 68501-1889	Attn: Mutual Fund Department
20.18% of Class A; 791,307.034 shares	101 Montgomery Street
San Francisco, CA 94104-4122
16.13% of Class A; 632,587.234 shares

MLPF&S for the Sole Benefit of Its Customers	MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Administration 973U7	Attn: Fund Administration 973U7
4800 Deer Lake Dr. E FL 3	4800 Deer Lake Dr E FL 3
Jacksonville, FL 32246-6484	Jacksonville, FL 32246-6484
16.54% of Class B; 70,556.695 shares	27.21% of Class C; 138,711.080 shares

Ronald Alexander & Lisa Kaiser	National Financial Services Corp.
TTEES Union Benefits Trust	For the Exclusive Benefit of Our Customers
UA	Attn: Mutual Funds Dept., Fifth Floor
Westerville, OH 43082-8329	200 Liberty Street, 1 World Financial Center
53.10% of Class I; 105,644.600 shares	New York, NY 10281-1003
6.56% of Class I; 13,057.388 shares

Calvert Distributors, Inc.	Calvert Distributors, Inc.
Moderate Allocation	Conservative Allocation
Attn: Corporate Accounting	Attn: Corporate Accounting
4550 Montgomery Avenue	4550 Montgomery Avenue
Bethesda, MD 20814-3363	Bethesda, MD 20814-3363
26.71% of Class I; 53,152.364 shares	7.20% of Class I; 14,321.335 shares

Calvert Distributors, Inc.
Aggressive Allocation
Attn: Corporate Accounting
4550 Montgomery Avenue
Bethesda, MD 20814-3363
6.43% of Class I; 12,796.329 shares

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CWVF:

CWVF International Equity Fund

Charles Schwab & Co. Inc.	Exchange Bank Trust Accounts
Reinvest Account	Personal Trust Accounts
Attn: Mutual Fund Department	P.O. Box 208
101 Montgomery Street	Santa Rosa, CA 95402-0208
San Francisco, CA 94104-4122	5.79% of Class C; 72,494.279 shares
17.6% of Class A; 2,538,894.326 shares

MLPF&S for the Sole Benefit of Its Customers	Fortis Global Custody Services NV
Attn: Fund Administration	Brokerage & Derivatives A 08.02.13
4800 Deer Lake Dr. E FL 3	Rokin 55 1012 Amsterdam, Netherlands
Jacksonville, FL 32246-6484	6.37% of Class I; 266,940.452 shares
13.13% of Class C; 164,393.678 shares

National Financial Services Corp.	G. James Roush TTEE
For the Exclusive Benefit of Our Customers	UA DTD 01/03/1986
Attn: Mutual Funds Dept., Fifth Floor	Bellevue, WA 98009-3123
200 Liberty Street, 1 World Financial Center	22.28% of Class I; 226,940.037 shares
New York, NY 10281-1003
46.62% of Class I; 1,953,977.523 shares

Calvert Capital Accumulation Fund

Charles Schwab & Co., Inc.	MLPF&S for the Sole Benefit of Its Customers
Reinvest Account	Attn: Fund Administration 97FT6
Attn: Mutual Fund Department	4800 Deer Lake Dr E FL 3
101 Montgomery Street	Jacksonville, FL 32246-6484
San Francisco, CA 94104-4122	11.46% of Class C; 76,231 shares
5.38% of Class A; 256,598.460 shares

Prudential Investment Management Service	Calvert Distributors, Inc.
FBO Mutual Fund Clients	Moderate Allocation
Attn: PruChoice Unit	Attn: Corporate Accounting
100 Mullberry Street, 3 Gateway Center FLR 11	4550 Montgomery Avenue
Newark, NJ 07102-4000	Bethesda, MD 20814-3363
80.71% of Class I; 82,669.134 shares	10.20% of Class I; 10,444.910 shares

CIF:

Calvert Large Cap Growth Fund

Charles Schwab & Co. Inc.	MLPF&S for the Sole Benefit of Its Customers
Reinvest Account	Attn: Fund Administration 973U7
Attn: Mutual Fund Department	4800 Deer Lake Dr. E FL 3
101 Montgomery Street	Jacksonville, FL 32246-6484
San Francisco, CA 94104-4122	5.23% of Class B; 54,929.765 shares
33.76% of Class A; 4,151,681.796 shares

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MLPF&S for the Sole Benefit of Its Customers	Reliance Trust Co.
Attn: Fund Administration 973U7	FBO Lifestyle 12
4800 Deer Lake Dr. E FL 3	PO Box 48529
Jacksonville, FL 32246-6484	Atlanta, GA 30362-1529
19.86% of Class C; 274,639.389 shares	20.25% of Class I; 712,743.785 shares

SEI Private Trust Co.	Charles Schwab & Co. Inc.
c/o HSBC	Reinvest Account
One Freedom Valley Dr.	Attn: Mutual Fund Department
Oaks, PA 19456	101 Montgomery Street
5.04% of Class I; 117,345.816 shares	San Francisco, CA 94104-4122
24.14% of Class I; 849,512.533 shares

David V. Mastran	Prudential Investment Management Service
Great Falls, VA 22066-3218	Sevice FBO Mutual Fund Clients
5.03% of Class I; 177,015.015 shares	Attn: PruChoice Unit,
100 Mullberry Street, 3 Gateway Center FLR 11
Newark, NJ 07102-4000
National Financial SER Corp.	7.01% of Class I; 246,803.381 shares
For the Excl Ben of Our Customers
Attn Mutual Fds Dept. 5th fl
200 Liberty Street, 1 World Fin Ctr
New York, NY 10281
22.44% of Class I; 789996.726 shares

Calvert Small Cap Value Fund

Davenport & Company LLC	Charles Schwab & Co., Inc.
Florence M. Fiscella GST Trust	Reinvest Account
u/a DTD 10/30/98	Attn: Mutual Fund Department
2013 Cunningham Dr. Suite 301	101 Montgomery Street
Hampton VA 23666-3306	San Francisco, CA 94104-4122
6.08% of Class A; 69,847.740 shares	29.58% of Class A; 339,697.320 shares

Pershing LLC	Pershing LLC
Attn: Corporate Accounting	Attn: Corporate Accounting
P.O. Box 2052	P.O. Box 2052
Jersey City, NJ 07303-2052	Jersey City, NJ 07303-2052
10.41% of Class C; 1,008.192 shares	18.26% of Class C; 1,767.701 shares

First Clearing LLC A/C 4630-8397	FBO Susan B. Adler
Madelyn J. Postman	TSA Plan AFSB, Custodian
Glen Alley VA 23060-9243	Seattle, WA 98122-5224
8.44% of Class C; 816.910 shares	7.71% of Class C; 746.213 shares

Pershing LLC	FBO Elizabeth Barclay
Attn: Corporate Accounting	1998 Roth IRA AFSB Custodian
P.O. Box 2052	1187 Coast Village Rd. Suite 1-481
Jersey City, NJ 07303-2052	Santa Barbara, CA 93108-2737
7.26% of Class C; 702.748 shares	7.06% of Class C; 683.843 shares

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Angela M. Miller	Dennis Kessler TTEE
Clinton R. Miller JTWROS	DAW Family Trust For Mindy
Dallas, TX 75209	UA DTD 09/30/1985
6.81% of Class C; 659.630 shares	San Anselmo, CA 94960-2917
61.79% of Class I; 63,572.791 shares

National Investor Services FBO	Calvert Distributors, Inc.
097-50000-19	Moderate Allocation
55 Water Street, 32nd Fl	Attn.: Corporate Accounting
New York, NY 10041-3299	4550 Montgomery Avenue
21.12% of Class I; 21,730.025 shares	Bethesda, MD 20814-3363
10.54% of Class I; 10,840.120 shares
Calvert Distributors, Inc.
Aggressive Allocation
Attn: Corporate Accounting
4550 Montgomery Avenue
Bethesda, MD 20814-3363
6.55% of Class I; 6,740.701 shares

Calvert Mid Cap Value Fund

Charles Schwab & Co., Inc.	Pershing LLC
Reinvest Account	Attn: Corporate Accounting
Attn: Mutual Fund Department	P.O. Box 2052
101 Montgomery Street	Jersey City, NJ 07303-2052
San Francisco, CA 94104-4122	6.77% of Class C; 1,413.383 shares
22.33% of Class A; 244,160.764 shares

Pershing LLC	Raymond James & Assoc.
Attn: Corporate Accounting	FBO Sutton Merrily
P.O. Box 2052	Bin# 48852363
Jersey City, NJ 07303-2052	880 Carillon Pkwy
10.70% of Class C; 2,231.866 shares	St. Petersburg, FL 33716-1100
6.79% of Class C; 1,417.292 shares

Calvert Distributors, Inc.	Calvert Distributors, Inc.
Conservative Allocation	Aggressive Allocation
Attn: Corporate Accounting	Attn: Corporate Accounting
4550 Montgomery Avenue	4550 Montgomery Avenue
Bethesda, MD 20814-3363	Bethesda, MD 20814-3363
18.69% of Class I; 3,359.565 shares	23.25% of Class I; 4,179.365 shares

Calvert Distributors, Inc.	Davenport & Company LLC
Moderate Allocation	Florence M. Fiscella GST Trust
Attn: Corporate Accounting	u/a DTD 10/30/98
4550 Montgomery Avenue	2013 Cunningham Dr. Suite 301
Bethesda, MD 20814-3363	Hampton, VA 23666-3306
58.06% of Class I; 10,438.469 shares	5.15% of Class A; 56,284.422 shares

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ADJOURNMENT

In the event that sufficient votes in favor of the proposal set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the Special Meeting, William M. Tartikoff, Esq. or Barbara J. Krumsiek may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to any such proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the Special Meeting. Mr. Tartikoff and Ms. Krumsiek will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such proposal. They will vote against any such adjournment on behalf of those proxies that have voted against any such proposal.

Advisor
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Administrator
Calvert Administrative Services Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

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EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THREE CONVENIENT WAYS TO VOTE YOUR PROXY.

You can vote your proxies over the Internet, by telephone or by fax -- it's easy and confidential.

INTERNET, TELEPHONE AND FAX VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

If you are voting by Internet, telephone or fax, you should NOT mail your proxy card.

Vote by Internet:

  Read the proxy statement and have your proxy card available.
  Go to https://vote.proxy-direct.com and follow the on screen directions.

Vote by Telephone:

  Read the proxy statement and have your proxy card available.
  Call toll free 1-866-241-6192 and follow the recorded instructions provided to cast your vote.

Vote by Fax:

  Read the proxy statement and have your proxy card available.
  Fax your executed proxy to us toll free at 1-888-796-9932 anytime.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy in order for your votes to be counted.

Please detach at perforation before mailing.

PROXY

CALVERT SOCIAL INVESTMENT FUND PROXY
CALVERT SOCIAL INDEX SERIES, INC.
CALVERT WORLD VALUES FUND, INC.
CALVERT IMPACT FUND, INC.

JOINT SPECIAL MEETING OF SHAREHOLDERS to be held December 2, 2005

The accompanying proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees/Directors of the Funds (the "Boards") to be used at the Joint Special Meeting of Shareholders (the "special meeting"). The Special Meeting will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. on Friday, December 2, 2005, or at such later time or date made necessary by adjournment for the purpose set forth in the Notice of Meeting.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

__________________________________________________
Shareholder sign here

__________________________________________________
Co-owner sign here

__________________________________________________
Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Please detach at perforation before mailing.

PORTFOLIO	PORTFOLIO
Calvert Social Investment Fund Money Market Portfolio	Calvert Conservative Allocation Fund
Calvert Social Investment Fund Bond Portfolio	Calvert Moderate Allocation Fund
Calvert Social Investment Fund Balanced Portfolio	Calvert Aggressive Allocation Fund
Calvert Social Investment Fund Equity Portfolio	Calvert Small Cap Value Fund
Calvert Social Investment Fund Enhanced Equity Portfolio	Calvert Mid Cap Value Fund
Calvert World Values International Equity Fund	Calvert Large Cap Growth Fund
Calvert Capital Accumulation Fund	Calvert Social Index Fund

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

1. To elect Trustees/Directors:
01. Rebecca Adamson	02. Richard L. Baird, Jr.	03. Frederick A. Davie, Jr.
04. John Guffey, Jr.	05. Miles Douglas Harper, III	06. Joy V. Jones
07. Terrence J. Mollner, Ed.D.	08. Sydney Amara Morris	09. Rustum Roy
10. Tessa Tennant	11. Barbara J. Krumsiek	12. D. Wayne Silby, Esq.

FOR	WITHHOLD	FOR ALL
ALL	ALL	EXCEPT
_______	_______	_______

To withhold your vote from any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.

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